                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                   FORM 8-K/A


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) MARCH 15, 1996
- --------------------------------------------------------------------------------


                             CANTEL INDUSTRIES, INC.
- --------------------------------------------------------------------------------
              (Exact name of registrant as specified in its character)



          DELAWARE                  0-6132                         22-1760285
- ----------------------------       --------                    ----------------
(State or other jurisdiction       (Commission                   (IRS Employer
     of incorporation)            File Number)               Identification No.)



  1135 BROAD STREET, CLIFTON, NEW JERSEY                          07013
- -----------------------------------------                 --------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code 201-470-8700
                                                   ------------


- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) FINANCIAL STATEMENTS. The following financial statements of MediVators are filed as part of this Current Report on Form 8-K/A:

               (1) The Consolidated Financial Statements of MediVators for the fiscal years ended December 31, 1994 and December 31, 1993. Incorporated herein by reference to Item 7 of the Annual Report on Form 10-KSB of MediVators for the fiscal year ended December 31, 1994.

               (2) The Consolidated Financial Statements of MediVators for the nine months ended September 30, 1995. Incorporated herein by reference to Part I of the Quarterly Report on Form 10-QSB of MediVators for the quarterly period ended September 30, 1995.

               (3) Audited Consolidated Financial Statements of MediVators for the fiscal years ended July 31, 1995 and July 31, 1994.

          (b) PRO FORMA FINANCIAL INFORMATION. The following pro forma statements of the Company are filed as part of this Current Report on Form 8-K/A:

               (1) The unaudited pro forma combined condensed statements of operations of the Company for the fiscal years ended July 31, 1995, 1994, and 1993 and the three month periods ended October 31, 1995 and 1994, and the unaudited pro forma combined condensed balance sheet of the Company as at October 31, 1995. Incorporated herein by reference to the Joint Proxy Statement/Prospectus included in the S-4.

               (2) Annexed hereto and filed herewith are the unaudited pro forma combined condensed statements of operations of the Company for the six month periods ended January 31, 1996 and 1995, and the unaudited pro forma combined condensed balance sheet of the Company as at January 31, 1996.

          (c)  EXHIBITS.  The following exhibits are filed herewith:

               (1) The Merger Agreement. Incorporated herein by reference to Annex I to the Proxy Statement/Prospectus included in the S-4.

               (2)  Consent of Price Waterhouse LLP

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   CANTEL INDUSTRIES, INC.



                                   By:/s/ Craig A. Sheldon
                                      --------------------
                                      Craig A. Sheldon,
                                      Vice President
                                      and Controller

Dated:  May 28, 1996

                                MEDIVATORS, INC.
                                -----------------
                        CONSOLIDATED FINANCIAL STATEMENTS
                       ----------------------------------
                             JULY 31, 1995 AND 1994
                             ----------------------

                        REPORT OF INDEPENDENT ACCOUNTANTS
                        ---------------------------------

To the Board of Directors
 and Stockholder of
 MediVators, Inc.

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of MediVators, Inc. and its subsidiary at July 31, 1995 and 1994, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.





Price Waterhouse LLP
Minneapolis, Minnesota
May 3, 1996

                                MEDIVATORS, INC.
                                ----------------
                           CONSOLIDATED BALANCE SHEET
                           ---------------------------


                                                                                 July 31,
     ASSETS                                                               1995               1994
     ------                                                               ----               ----
Current assets:
 Cash and cash equivalents                                           $   279,309         $   976,151
 Accounts receivable, net of allowance for doubtful
   accounts of $104,000 and $100,000, respectively                       488,731             803,816
 Inventories                                                           1,251,457           1,595,266
 Prepaid expenses and other current assets                                43,567             185,644
                                                                     -----------         -----------
    Total current assets                                               2,063,064           3,560,877

Property and equipment, net                                              398,024             582,479
Goodwill, net of accumulated amortization of $124,323
 in 1994                                                                                     116,136
Other assets                                                              47,137              47,418
                                                                     -----------         -----------
                                                                      $2,508,225          $4,306,910
                                                                     -----------         -----------
                                                                     -----------         -----------

     LIABILITIES AND STOCKHOLDER'S EQUITY
     ------------------------------------

Current liabilities:
 Note payable                                                                               $290,000
 Accounts payable                                                       $337,179             197,495
 Accrued compensation                                                     90,612              84,578
 Other accrued expenses                                                   47,643              37,290
                                                                     -----------         -----------
   Total current liabilities                                             475,434             609,363
                                                                     -----------         -----------
Commitments and contingencies (Note 10)

Stockholder's equity:
 Series B 10% cumulative redeemable convertible common
   stock, par value $.01; authorized 500,000 shares; issued
   and outstanding 2,000 and 125,950 shares, respectively                 10,309             674,682
 Series A common stock, par value $.01; authorized
   10,000,000 shares; issued and outstanding 3,872,486
   and 3,426,994 shares, respectively                                     38,725              34,270
 Additional paid-in capital                                            7,947,398           7,195,480
 Deferred compensation                                                    (7,083)            (18,125)
 Accumulated deficit                                                  (5,956,558)         (4,188,760)
                                                                     -----------         -----------
                                                                       2,032,791           3,697,547
                                                                     -----------         -----------
                                                                     $ 2,508,225         $ 4,306,910
                                                                     -----------         -----------
                                                                     -----------         -----------



                 See notes to consolidated financial statements.

                                MEDIVATORS, INC.
                                ----------------
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      ------------------------------------
                       YEARS ENDED JULY 31, 1995 AND 1994
                       ----------------------------------


                                                          1995          1994
                                                          ----          ----

Net sales                                             $ 3,473,261   $ 2,950,237
Cost of goods sold                                      2,162,126     2,042,193
                                                      -----------   -----------
     Gross profit                                       1,311,135       908,044

Selling, general and administrative expenses            1,916,178     1,609,429
Research and development                                  340,507       506,540
Provision for nonrealizable assets and discontinued
  line of business                                        903,000       102,400
Other (income) expense                                    (93,857)       14,547
Interest expense (income)                                  13,105       (18,126)
                                                      -----------   -----------
     Net loss                                         $(1,767,798)  $(1,306,746)
                                                      -----------   -----------
                                                      -----------   -----------

     Loss per common share                                  $(.47)        $(.44)
                                                      -----------   -----------
                                                      -----------   -----------

     Weighted average common shares outstanding         3,738,635     3,003,078
                                                      -----------   -----------
                                                      -----------   -----------

                 See notes to consolidated financial statements.

                                MEDIVATORS, INC.
                                -----------------
                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                 -----------------------------------------------
                       YEARS ENDED JULY 31, 1995 AND 1994
                       ----------------------------------


                                          Series B 10% Cumulative
                                          Redeemable Convertible          Series A
                                             COMMON STOCK               COMMON STOCK   Additional
                                             ------------           ----------------    Paid-In    Deferred    Accumulated
                                            Shares      Amount       Shares   Amount    Capital  Compensation    Deficit     Total
                                            ------      ------       ------   ------    -------  ------------    -------     -----
Balance, July 31, 1993                                            2,846,494  $28,465  $5,999,860 $(25,625)  $(2,882,014)  $3,120,686
     Sales of Series A common stock
       (net of offering costs of $80,350)                           580,500    5,805   1,195,620                           1,201,425
     Sale of Series B common stock
       (net of offering costs of
       $118,803)                           125,950    $674,682                                                              674,682
     Compensation expense                                                                            7,500                    7,500
     Net loss                                                                                               (1,306,746)  (1,306,746)
                                        ----------    -------- ---------- ---------  -----------  -------- -----------  -----------

Balance, July 31, 1994                     125,950     674,682  3,426,994    34,270    7,195,480   (18,125) (4,188,760)   3,697,547
 Sales of Series A common stock                                    26,400       264       49,236                             49,500
 Conversion of Note Payable into
  Series A Common Stock                                            23,810       238       49,762                             50,000
 Conversion of Series B common
  stock into Series A common
  stock                                   (123,950)   (664,373)   399,032     3,990      660,383
 Compensation expense                                                                                3,542                    3,542
 Forfeiture of deferred
  compensation                                                     (3,750)      (37)      (7,463)    7,500
 Net loss                                                                                                   (1,767,798)  (1,767,798)
                                        ----------    -------- ---------- ---------  -----------  -------- -----------  -----------

Balance, July 31, 1995                       2,000     $10,309  3,872,486  $ 38,725   $7,947,398   $(7,083)$(5,956,558)  $2,032,791
                                        ----------    -------- ---------- ---------  -----------  -------- -----------  -----------
                                        ----------    -------- ---------- ---------  -----------  -------- -----------  -----------



                 See notes to consolidated financial statements.

                                MEDIVATORS, INC.
                                ----------------
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                      ------------------------------------
                       YEARS ENDED JULY 31, 1995 AND 1994
                       ----------------------------------


                                                                 1995              1994
                                                                 ----              ----
Cash flows from operating activities:
 Net loss                                                    $(1,767,798)      $(1,306,746)
 Adjustments to reconcile net loss to net cash used
  in operating activities:
   Depreciation                                                  236,198           196,551
   Amortization                                                  200,575           143,481
   Provision for nonrealizable assets                            903,000
   Changes in assets and liabilities:
    Accounts receivable                                          315,085           (79,883)
    Inventories                                                 (559,191)           40,281
    Other current assets                                         144,794           (10,865)
    Current liabilities                                          156,071          (218,427)
                                                             -----------       -----------
       Net cash used in operating activities                    (371,266)       (1,235,608)
                                                             -----------       -----------

Cash flows from investing activities:
 Purchases of property and equipment                            (135,076)          (75,710)
                                                             -----------       -----------
        Net cash used in investing activities                   (135,076)          (75,710)
                                                             -----------       -----------

Cash flows from financing activities:
 Proceeds from note payable                                     (240,000)          290,000
 Net proceeds from sale of Series B common stock                                   674,682
 Net proceeds from sale of Series A common stock                  49,500         1,201,425
                                                             -----------       -----------
        Net cash (used in) provided by financing activities     (190,500)        2,166,107
                                                             -----------       -----------

(Decrease) increase in cash and cash equivalents                (696,842)          854,789

Cash and cash equivalents:
 Beginning                                                       976,151           121,362
                                                             -----------       -----------
 Ending                                                      $   279,309       $   976,151
                                                             -----------       -----------
                                                             -----------       -----------

Supplemental schedule of non-cash activity:
  Common stock issued in satisfaction of note payable        $    50,000


                 See notes to consolidated financial statements.

                                MEDIVATORS, INC.
                                ----------------
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------


NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
- ---------------------------------------------------------------

NATURE OF BUSINESS

MediVators, Inc. (the Company) designs, manufactures and markets endoscope disinfection equipment and supplies and medical waste disposal systems.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONSOLIDATION

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. Intercompany balances and transactions are eliminated.

REVENUE RECOGNITION

Revenues are recognized at the time of product shipment.

CASH AND CASH EQUIVALENTS

Cash equivalents are highly liquid marketable securities with original maturities of three months or less.

INVENTORIES

Inventories are stated at the lower of cost or market on a first-in, first-out basis. Provisions for excess or obsolete inventories are made based on management's assessment of expected future demand for various products.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost less accumulated depreciation. Depreciation is provided using the straight-line method over the estimated useful lives of the assets.

GOODWILL

Goodwill represents the excess cost over the fair value of net assets acquired in business combinations accounted for under the purchase method. Goodwill is amortized on a straight-line basis over the periods estimated to be benefitted. The recoverability of unamortized goodwill is assessed on an ongoing basis by comparing the carrying value of goodwill to estimated undiscounted future cash flows.

RESEARCH AND DEVELOPMENT

Expenditures for research and development are expensed as incurred.

INCOME TAXES

Income taxes are accounted for by the liability method.

LOSS PER COMMON SHARE

Loss per common share is computed using the average number of Series A common stock and common stock equivalents outstanding during the year. Common stock equivalents consist of stock options, warrants and Series B shares. Series B common stock is a senior security which is considered to be a common stock equivalent and is only included in shares outstanding in those periods where its inclusion would have a dilutive effect. Common stock equivalents are not included in weighted average common shares in periods in which their inclusion would be anti-dilutive.

FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

The Company's financial instruments consist of cash, short-term trade receivables and payables for which carrying amounts approximate fair market value.

POST-RETIREMENT BENEFITS

The Company does not currently provide post-retirement benefits.


NOTE 2 - INVENTORIES
- --------------------

Inventories at July 31 are comprised of the following:

                                           1995          1994
                                            ----          ----

Raw material                              $426,572    $1,063,711
Work-in-process                            369,749       157,820
Finished goods                             455,136       373,735
                                        ----------    ----------
                                        $1,251,457    $1,595,266
                                        ----------    ----------
                                        ----------    ----------

NOTE 3 - PROPERTY AND EQUIPMENT
- -------------------------------

Property and equipment is comprised as follows at July 31:
                                            1995      1994
                                            ----      ----

Machinery and equipment                   $ 747,203  $ 624,372
Office equipment                            224,573    208,151
Leasehold improvements                      208,448    204,992
Vehicles                                     80,918     88,552
                                          ---------  ---------
                                          1,261,142  1,126,067
Less:  Accumulated depreciation             863,118    543,588
                                          ---------  ---------
                                          $ 398,024  $ 582,479
                                          ---------  ---------
                                          ---------  ---------

NOTE 4 - NOTE PAYABLE
- ---------------------

At July 31, 1994, the Company had a $290,000 convertible note payable to a corporation which was also a stockholder. In January 1995, $50,000 of the note payable was converted into 23,810 shares of Series A common stock. In March 1995, the remaining $240,000 balance of the note payable was repaid.


NOTE 5 - SERIES B 10% CUMULATIVE REDEEMABLE CONVERTIBLE COMMON STOCK
- --------------------------------------------------------------------

During the year ended July 31, 1994, the Company issued a total of 125,950 shares of Series B 10% cumulative redeemable convertible common stock at $6.30 per share. The Series B shares are convertible at any time at the option of the holder into three shares of Series A common stock and two warrants, each to purchase one share of Series A common stock at an exercise price of $5.00 per share until December 31, 1998.

The Series B shares have a liquidation preference of $6.30 per share and are entitled to vote with Series A common stock (one vote per share). The Series B shares bear a 10% annual dividend until conversion, payable solely in shares of Series A common stock; the dividend accumulates but is not payable except upon conversion of the Series B shares. At conversion of the Series B shares, accumulated and unpaid dividends convert automatically into additional shares of Series A common stock at a conversion price based upon the fair market value of the Series A shares immediately preceding the conversion date.

During the year ended July 31, 1995, 123,950 shares of Series B common stock, plus accumulated dividends, were converted into 399,032 shares of Series A common stock and associated warrants to purchase 247,900 Series A shares.

The Company, in its sole discretion, may redeem the Series B shares at a redemption price of $7.00 per share provided that the Company's Series A common stock has traded at a price in excess of $6.00 per share on 20 of the 30 trading days immediately preceding the date of redemption notice. Holders of Series B shares have 30 days after notice of redemption to determine whether to convert or redeem their shares.

NOTE 6 - COMMON STOCK OPTIONS AND STOCK WARRANTS
- ------------------------------------------------

The Company has a stock option plan (Plan) which permits granting of both qualified and nonqualified Series A common stock options to employees. Under the Plan, the Board of Directors is authorized to grant up to 550,000 shares of Series A common stock and establish the terms and conditions of all stock options granted. At July 31, 1995, a total of 323,500 stock options were outstanding under the Plan. In addition to options granted under the Plan, the Board of Directors has granted 268,750 non-qualified Series A common stock options to certain employees. Options have been granted at an option price per share equal to or greater than the fair value at the date of the grant. The options generally vest over a three to five year period and expire after seven to ten years.

The table below summarizes all stock option activity:

                                                        Number   Exercise Price
                                                       of Shares  Per Share
                                                       ---------  ---------

Outstanding at July 31, 1993                           502,750    $2.00-$2.13
              Cancelled                                (31,250)   $2.00-$2.13
                                                       -------
Outstanding at July 31, 1994                           471,500    $2.00-$2.13
              Granted                                  139,250    $1.63-$1.75
              Cancelled                                (18,500)   $1.63-$2.13
                                                       -------
Outstanding at July 31, 1995                           592,250    $1.63-$2.13
                                                       -------
                                                       -------


Exercisable at July 31, 1995                           500,000
                                                       -------
                                                       -------

The Company has also granted warrants to purchase shares of Series A and Series B common stock, at or above fair market value, to certain unrelated entities. At July 31, 1995, outstanding common stock warrants are as follows:

                                     Purchase         Expiration
Description                Shares     Price               Date
- -----------                ------     -----               ----

Series A common stock     150,000     $4.20         September 1996
Series A common stock     208,900     $5.00         December 1998
Series B common stock     12,595      $7.56         January 1999

NOTE 7 - INCOME TAXES
- ---------------------

At July 31, 1995, the Company has net operating loss carryforwards of approximately $4,100,000 which expire in the years ending December 31, 2000 through 2009. As a result of the merger described in Note 11, the Company underwent an "ownership change" pursuant to Section 382 of the Internal Revenue Code. Accordingly, the Company's net operating loss carryforwards are subject to an annual utilization limit.

For financial reporting purposes, the Company has approximately $5,300,000 of available loss carryforwards and net temporary differences. At existing tax rates the future benefit approximates $2,130,000. A valuation allowance has been established for the entire net tax benefit associated with all carryforwards and temporary differences at July 31, 1995 as their realization is not assured. The composition of expected future tax benefits at July 31, 1995 is as follows:

Loss carryforward                                  $1,640,000
Temporary differences:
 Accounts receivable                                   80,000
 Inventory                                            380,000
 Depreciation and amortization                        (20,000)
 Other, net                                            50,000
                                                    ---------
                                                    2,130,000
Less:  Valuation allowance                         (2,130,000)
                                                    ---------
                                                    $       0
                                                    ---------
                                                    ---------


NOTE 8 - COMMITMENTS AND CONTINGENCIES
- --------------------------------------

OPERATING LEASES

The Company leases office and production facilities on a month-to-month basis from an officer who is also a stockholder. Total rent expense included in the statement of operations for the years ended July 31, 1995 and 1994 was approximately $106,000 per annum.

LICENSE AGREEMENT

Under the terms of an exclusive license agreement with the Mayo Foundation for Medical Education and Research, the Company is required to pay royalties associated with sales of disinfectors. The duration of the agreement is 15 years from 1990, or the life of the related patent, whichever is greater. Minimum royalty payments of $75,000 are required for each license year.

NOTE 9 - PROVISION FOR NONREALIZABLE ASSETS AND DISCONTINUED LINE OF BUSINESS
- -----------------------------------------------------------------------------

During the year ended July 31, 1995, the Company reassessed the salability of certain medical waste disposal products and, as a result, the Company recorded a provision for slow-moving inventory, related goodwill and other assets totalling $903,000.

In October 1992, the Company and certain individuals formed an 80% owned subsidiary primarily involved in the development of diagnostic and therapeutic endoscopic systems. In December 1993, the operations of this business were discontinued and the related assets and liabilities were liquidated. The Company's share of losses, after offset of the minority shareholders' interest, was $102,400 during the year ended July 31, 1994.


NOTE 10 - SIGNIFICANT CUSTOMERS AND EXPORT SALES
- ------------------------------------------------

During the year ended July 31, 1995, sales to one customer represented 14% of total sales. During the year ended July 31, 1994, sales to another customer represented 14% of total sales. Total export sales, primarily to European and Canadian customers, comprised 26% and 21% of the Company's total sales during the years ended July 31, 1995 and 1994, respectively. Amounts due from international customers comprised approximately 25% of accounts receivable at July 31, 1995.


NOTE 11 - SUBSEQUENT EVENT
- --------------------------

On March 12, 1996, the Company's stockholders approved an Agreement and Plan of Merger by and among Cantel Industries, Inc. (Cantel), Cantel Acquisition Corp. and the Company, whereupon the Company became a wholly-owned subsidiary of Cantel.

                               CANTEL INDUSTRIES, INC.

                 UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                   JANUARY 31, 1996

                                        ASSETS



                                                                               PRO FORMA
                                                          HISTORICAL          ADJUSTMENTS
                                                     --------------------   GIVING EFFECT TO    PRO FORMA
                                                      CANTEL   MEDIVATORS      THE MERGER      COMBINED (G)
                                                     --------  ----------  -----------------   ------------
                                                         (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
Current Assets:
  Cash and cash equivalents. . . . . . . . . . . .   $   236      $   244                         $   480
  Accounts receivable, net . . . . . . . . . . . .     4,692          504       $  (102)(C)         5,094
  Inventories. . . . . . . . . . . . . . . . . . .     7,377        1,422                           8,799
  Prepaid expenses and other current assets. . . .       658           49                             707
                                                     -------      -------       -------           -------
Total current assets . . . . . . . . . . . . . . .    12,963        2,219          (102)           15,080
Property and equipment, net. . . . . . . . . . . .       437          388                             825
Other assets . . . . . . . . . . . . . . . . . . .       941           43                             984
                                                     -------      -------       -------           -------
                                                     $14,341      $ 2,650       $  (102)          $16,889
                                                     -------      -------       -------           -------
                                                     -------      -------       -------           -------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable . . . . . . . . . . . . . . . .   $ 2,109      $   493       $    98 (B)(C)    $ 2,700
  Compensation payable . . . . . . . . . . . . . .       697          111                             808
  Other accrued expenses . . . . . . . . . . . . .       425           78                             503
                                                     -------      -------       -------           -------
Total current liabilities. . . . . . . . . . . . .     3,231          682            98             4,011
Long-term debt . . . . . . . . . . . . . . . . . .     4,441                                        4,441
Other long-term liabilities. . . . . . . . . . . .        98                                           98
Stockholders' equity:
  Preferred Stock, $1.00 par value . . . . . . . .      --                                           --
  Common Stock, $.10 par value . . . . . . . . . .       277                        100 (A)           377
  Series A Common Stock, $.01 par value. . . . . .                     39           (39)(A)          --
  Series B Common Stock, $.01 par value. . . . . .                   --                              --
  Additional capital . . . . . . . . . . . . . . .     8,546        7,957           (61)(A)        16,442
  Deferred compensation. . . . . . . . . . . . . .                     (5)                             (5)
  Accumulated deficit. . . . . . . . . . . . . . .      (933)      (6,023)         (200)(B)        (7,156)
  Cumulative foreign currency translation
   adjustment. . . . . . . . . . . . . . . . . . .    (1,319)                                      (1,319)
                                                     -------      -------       -------           -------
Total stockholders' equity . . . . . . . . . . . .     6,571        1,968          (200)            8,339
                                                     -------      -------       -------           -------
                                                     $14,341      $ 2,650       $  (102)          $16,889
                                                     -------      -------       -------           -------
                                                     -------      -------       -------           -------


                               CANTEL INDUSTRIES, INC.

            UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                      FOR THE SIX MONTHS ENDED JANUARY 31, 1996



                                                                               PRO FORMA
                                                          HISTORICAL          ADJUSTMENTS
                                                     --------------------  GIVING EFFECT TO    PRO FORMA
                                                      CANTEL   MEDIVATORS    THE MERGER(D)     COMBINED (G)
                                                     --------  ----------  -----------------   ------------
                                                         (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
Net sales. . . . . . . . . . . . . . . . . . . . .   $12,205      $ 1,897       $ (150)(F)        $13,952
Cost of sales. . . . . . . . . . . . . . . . . . .     8,280        1,195         (150)(F)          9,325
                                                     -------      -------       -------           -------
Gross profit . . . . . . . . . . . . . . . . . . .     3,925          702          --               4,627
Expenses:
  Shipping and warehouse . . . . . . . . . . . . .       379                                          379
  Selling. . . . . . . . . . . . . . . . . . . . .     1,967          315                           2,282
  General and administrative . . . . . . . . . . .     1,204          458                           1,662
  Research and development . . . . . . . . . . . .                    150                             150
                                                     -------      -------       -------           -------
Total operating expenses . . . . . . . . . . . . .     3,550          923          --               4,473
                                                     -------      -------       -------           -------
Income (loss) from continuing operations before
 other (income) expense and income taxes . . . . .       375         (221)         --                 154
Other (income) expense:
  Interest (income) expense. . . . . . . . . . . .       120           (1)                            119
  Other. . . . . . . . . . . . . . . . . . . . . .                      1                               1
                                                     -------      -------       -------           -------
                                                         120         --            --                 120
                                                     -------      -------       -------           -------
Income (loss) from continuing operations before
 income taxes. . . . . . . . . . . . . . . . . . .       255         (221)         --                  34
Income taxes . . . . . . . . . . . . . . . . . . .         1                                            1
                                                     -------      -------       -------           -------
Net income (loss) from continuing operations . . .   $   254      $  (221)      $  --             $    33
                                                     -------      -------       -------           -------
                                                     -------      -------       -------           -------
Earnings per common share from
 continuing operations:
  Primary. . . . . . . . . . . . . . . . . . . . .   $   .08                                      $   .01
                                                     -------                                      -------
                                                     -------                                      -------
  Fully diluted. . . . . . . . . . . . . . . . . .   $   .08                                      $   .01
                                                     -------                                      -------
                                                     -------                                      -------
Weighted average number of common and
 common equivalent shares outstanding:
  Primary. . . . . . . . . . . . . . . . . . . . .     3,283                     1,024(H)           4,307 (E)
  Fully diluted. . . . . . . . . . . . . . . . . .     3,303                     1,024(H)           4,327 (E)


                               CANTEL INDUSTRIES, INC.

            UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS

                      FOR THE SIX MONTHS ENDED JANUARY 31, 1995



                                                                               PRO FORMA
                                                          HISTORICAL          ADJUSTMENTS
                                                     --------------------  GIVING EFFECT TO     PRO FORMA
                                                      CANTEL   MEDIVATORS    THE MERGER(D)     COMBINED (G)
                                                     --------  ----------  -----------------   ------------
                                                         (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
Net sales. . . . . . . . . . . . . . . . . . . . .   $14,751      $ 1,855       $  (307)(F)       $16,299
Cost of sales. . . . . . . . . . . . . . . . . . .    10,086        1,233          (307)(F)        11,012
                                                     -------      -------       -------           -------
Gross profit . . . . . . . . . . . . . . . . . . .     4,665          622          --               5,287
Expenses:
  Shipping and warehouse . . . . . . . . . . . . .       390                                          390
  Selling. . . . . . . . . . . . . . . . . . . . .     2,092          302                           2,394
  General and administrative . . . . . . . . . . .     1,188          580                           1,768
  Research and development . . . . . . . . . . . .                    153                             153
                                                     -------      -------       -------           -------
Total operating expenses . . . . . . . . . . . . .     3,670        1,035          --               4,705
                                                     -------      -------       -------           -------
Income (loss) from continuing operations before
 other (income) expense and income taxes . . . . .       995         (413)         --                 582
Other (income) expense:
  Interest (income) expense. . . . . . . . . . . .       213           (5)                            208
  Other. . . . . . . . . . . . . . . . . . . . . .                      1                               1
                                                     -------      -------       -------           -------
                                                         213           (4)         --                 209
                                                     -------      -------       -------           -------
Income (loss) from continuing operations before
 income taxes. . . . . . . . . . . . . . . . . . .       782         (409)         --                 373
Income taxes . . . . . . . . . . . . . . . . . . .       417                                          417
                                                     -------      -------       -------           -------
Net income (loss) from continuing operations . . .   $   365      $  (409)      $  --             $   (44)
                                                     -------      -------       -------           -------
                                                     -------      -------       -------           -------
Earnings (loss) per common share from
 continuing operations:
  Primary. . . . . . . . . . . . . . . . . . . . .   $   .12                                      $  (.01)
                                                     -------                                      -------
                                                     -------                                      -------
  Fully diluted. . . . . . . . . . . . . . . . . .   $   .12                                      $  (.01)
                                                     -------                                      -------
                                                     -------                                      -------
Weighted average number of common and
 common equivalent shares outstanding:
  Primary. . . . . . . . . . . . . . . . . . . . .     3,118                       608(H)(I)        3,726 (E)
  Fully diluted. . . . . . . . . . . . . . . . . .     3,118                       608(H)(I)        3,726 (E)


                               CANTEL INDUSTRIES, INC.

         NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

- --------------------

(A) To record 997,158 shares of Cantel Stock issued to MediVators stockholders.

(B) To record anticipated direct costs associated with the Merger.

(C) To eliminate intercompany accounts and note receivable and accounts and note payable between Cantel and MediVators.

(D) The Unaudited Pro Forma Combined Condensed Statements of Operations do not include the anticipated direct costs associated with the Merger since they are non-recurring items.

(E) Weighted average number of shares for the combined company consists of the outstanding shares of Cantel, and outstanding shares of MediVators converted into Cantel shares at the rate of .2571 shares of Cantel Stock for each outstanding share of MediVators Series A Stock and .7713 shares of Cantel Stock for each outstanding share of MediVators Series B Stock. The outstanding MediVators Convertible Securities which are considered common stock equivalents are not included in the computation of primary or fully diluted earnings per share for the six months ended January 31, 1995 since they would be antidilutive upon conversion into Cantel Convertible Securities.

(F) To eliminate intercompany sales between Cantel and MediVators.

(G) In order to effect the Unaudited Pro Forma Combined Condensed Balance Sheet as of January 31, 1996 (Cantel quarter-end), the balance sheets of Cantel and MediVators were combined as of January 31, 1996. In order to effect the Unaudited Pro Forma Combined Condensed Statements of Operations for the six month periods ended January 31, 1996 and 1995 (Cantel quarter-end), the operating results for Cantel and MediVators were combined for the six month periods ended January 31.

(H) To reflect weighted average new Cantel shares and dilutive Convertible Securities issued in exchange for the MediVators shares.

(I) To eliminate Cantel Convertible Securities from the calculation of weighted average shares outstanding for the six months ended January 31, 1995 since they are antidilutive due to the combined net loss from continuing operations.